                                                                     EXHIBIT 4.4


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                           TELE-COMMUNICATIONS, INC.


                                      AND


                                [WARRANT AGENT]
                                AS WARRANT AGENT



                              --------------------


                       WARRANT AGREEMENT -- COMMON STOCK

                        DATED AS OF _____________, 199_


                              --------------------



================================================================================

                           TELE-COMMUNICATIONS, INC.
                   Form of Common Stock Warrant Agreement*


          THIS WARRANT AGREEMENT, dated as of ________, 199_, between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company") and [WARRANT AGENT], as Warrant Agent (the "Warrant Agent").

          WHEREAS, the Company proposes to sell [IF WARRANTS ARE SOLD IN UNITS
                                                 -----------------------------
WITH PREFERRED STOCK OR COMMON STOCK:  [title of preferred stock being offered]
- ------------------------------------
[title of common stock being offered] (the "Offered Securities") with] warrant certificates evidencing one or more warrants (the "Warrants" or individually a "Warrant"), representing the right to purchase _____ shares of the Company's [title of common stock issuable upon exercise of Warrants] (the "Common Stock"); such Common Stock issuable upon exercise of a Warrant or Warrants is referred to herein as the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being referred to herein as the "Warrant Certificates"; and

          WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                     ISSUANCE OF WARRANTS AND EXECUTION AND
                        DELIVERY OF WARRANT CERTIFICATES

          SECTION 1.1.  Issuance of Warrants.  [IF WARRANTS ALONE:  Upon
                        --------------------   ------------------
issuance, each Warrant Certificate shall evidence one or more Warrants]  [IF
                                                                         ---
WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES:  Warrants shall be
- --------------------------------------------------
[initially] issued in units with the Offered Securities [but shall be separately transferable on and after __________________, 199_ (the "Detachable Date")] [and shall not be separately transferable] and each Warrant Certificate shall evidence one or more Warrants. Each Warrant Certificate included

- ----------
* Complete or modify the provisions of this Form as appropriate to reflect the terms of the Warrants, Warrant Securities and Offered Securities.

in such unit shall evidence _____ Warrants for each _____ shares of Offered Securities included in such unit.] [Each Warrant shall represent initially the right, subject to the provisions contained herein and therein, to purchase _____ shares of Warrant Securities.]

          SECTION 1.2.  Execution and Delivery of Warrant Certificates.  Each
                        ----------------------------------------------
Warrant Certificate, whenever issued, shall be in registered form substantially in the form set forth in Exhibit A, shall be dated ________, 199_, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any stock exchange or inter-dealer quotation system on which the Warrants may be listed or to conform to usage. The Warrant Certificates shall be executed on behalf of the Company by the Chairman of the Board, the President, any Vice Chairman, any Executive Vice President or any Senior Vice President and by its Secretary or any Assistant Secretary under its corporate seal reproduced thereon. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

          If any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be an officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such an officer of the Company. Any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

          The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant

Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose] [IF WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES
                          -----------------------------------------------------
AND ARE NOT IMMEDIATELY DETACHABLE:  or upon the register of the Offered
- ----------------------------------
Securities prior to the Detachable Date. Prior to the Detachable Date, the Company shall, or shall cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date].

          SECTION 1.3.  Issuance of Warrant Certificates.  Warrant Certificates
                        --------------------------------
evidencing the right to purchase not more than _____ shares of Warrant Securities (except as provided in Section 1.4, 2.3(c), 4.2 and 5.1) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to _____ shares of Warrant Securities (subject to adjustment as aforesaid) and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates, upon the partial exercise of a warrant evidenced by a Warrant Certificate or in connection with their transfer as provided in Section 2.3(c) or Article IV.

          SECTION 1.4.  Temporary Warrant Certificate.  Pending the preparation
                        -----------------------------
of definitive Warrant Certificates, the Company may execute, and, upon the order of the Company, the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Warrant Certificate in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

          If temporary Warrant Certificates are issued, the Company shall cause definitive Warrant Certificates to be prepared without unreasonable delay.
After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at the corporate trust office of the Warrant Agent [or at _____, _____, _____], without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor definitive Warrant Certificates representing the same aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.


                                   ARTICLE II

                          WARRANT PRICE, DURATION AND
                              EXERCISE OF WARRANTS

          SECTION 2.1.  Warrant Price.  (a)  [During the period from ________,
                        -------------
_______ through and including ________________, _______] [T]he exercise price of each Warrant shall be $_____________, subject to adjustment as provided in
Section 3.1.] [During the period from ___________________, _____ through and including _____________, _____, the exercise price of each Warrant shall be $________, subject to adjustment as provided in Section 3.1.] The applicable exercise price of the Warrants is referred to in this Agreement as the "Warrant Price." No adjustment shall be made for any dividends on any Warrant Securities issuable upon exercise of any Warrant.

          (b) Notwithstanding any provision in this Agreement to the contrary, the Company may at its option, at any time during the term of the Warrants, for a period not less than 15 days, reduce the then Warrant Price by an amount
deemed appropriate by the Board of Directors of the Company.   Such increase or
reduction shall be effective only with respect to Warrants exercised during such period.

          Upon any such reduction of the Warrant Price, the Company shall give prompt written notice of such adjustment to the Warrant Agent and the Warrant Agent shall, on behalf of and at the expense of the Company, promptly, and in any case within 10 days after receiving notice of such adjustment, mail by first class mail, postage prepaid, to each holder, such notice prepared by the Company of such adjustment. The Warrant Agent shall exhibit the notice, from time to time, to any holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall be entitled to rely on such notice and, except as set forth herein, shall be under no duty or responsibility with respect to any such notice.

          (c) Warrants may be exercised by the holders thereof at any time at the Warrant Price then in effect when the Warrant Securities are registered pursuant to an effective registration statement under the Securities Act. Warrants shall in no event be exercisable for the purchase of Warrant Securities at any time when such Warrant Securities are not registered pursuant to an effective registration statement under the Securities Act. The Company shall promptly give all holders of Warrants notice of the effectiveness of a registration statement in respect of Warrant Securities and of any subsequent lapses in the effectiveness of such registration statement.

          SECTION 2.2.  Duration of Warrants.  Each Warrant may be exercised in
                        --------------------
whole at any time, as specified herein, on or after [the date thereof] [________, ____,] and at or before 5:00 P.M., New York City time, on ________,
____, or such later date as the Company may designate, by notice to the Warrant Agent and the holders of Warrant Certificates mailed to their addresses as set forth in the record books of the Warrant Agent (the "Expiration Date"). Each Warrant not exercised at or before 5:00 P.M., New York City time, on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificates evidencing such Warrant under this Agreement shall cease.

          SECTION 2.3.  Exercise of Warrants.  (a)  During the period specified
                        --------------------
in Section 2.2, any whole number of Warrants may be exercised by providing certain information as set forth on the reverse side of the Warrant Certificate and by paying in full, in lawful money of the United States of America, in cash or by certified check or official bank check or by bank wire transfer, in each case in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent at its corporate trust office [or at _________, ________, ________], provided that such exercise is subject to receipt within five business days of such payment by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. If, pursuant to the immediately preceding sentence, the Warrant shall be deemed to be exercised on a date after the Expiration Date, the exercise thereof shall be null and void and such payment returned to the holder thereof as promptly as practicable. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing. If the Warrant Agent does not receive the Warrant Certificate within five business days after such payment, upon the written request of the holder and after notice to the Company, the Warrant Agent may repay the Warrant price to the holder by withdrawing from the Company's account the funds received from the holder.

          (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company shall reasonably require.

          (c) As promptly as practicable after the exercise of any Warrant, the Company shall issue in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised.

          (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Securities, and if any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

          SECTION 2.4.  No Fractional Shares to Be Issued.  Notwithstanding
                        ---------------------------------
anything to the contrary contained in this Agreement, if the number of shares of Common Stock purchasable on the exercise of each Warrant is not a whole number, the Company shall not be required to issue any fraction of a share of Common Stock, to distribute stock certificates that evidence fractional shares of Common Stock or to issue a Warrant Certificate representing a fractional Warrant upon exercise of any Warrants. If Warrant Certificates evidencing more than one Warrant shall be surrendered for exercise at one time by the same holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this
Section 2.4, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to such fraction of the then current market price (as defined in Section 3.1(d) of a share of Common Stock for the Trading Day immediately preceding the date on which such Warrant was exercised. The Warrantholders, by their acceptance of the Warrant Certificates, expressly waive their right to receive a stock certificate or Warrant Certificate representing a fraction of a share of Common Stock or a fraction of a Warrant respectively.

          SECTION 2.5.  Covenant to Reserve Shares for Issuance on Exercise.
                        ---------------------------------------------------
The Company covenants that it shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of Warrants, the full number of shares of Common Stock, if any, then issuable if all outstanding Warrants then exercisable were to be exercised.

          The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued, fully paid and nonassessable. Before taking any action that would cause the Warrant Price to be adjusted below the then par value of any of the shares of Warrant Securities issuable upon exercise of the Warrants, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Securities at such adjusted Warrant Price.

          The Company hereby authorizes and directs its current and future transfer agents for the Common Stock and for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company shall supply such transfer agents with duly executed stock certificates for such purposes and shall provide or otherwise make available any cash which may be payable as provided in this Article II.

          SECTION 2.6.  Compliance with Governmental Requirements.  Subject to
                        -----------------------------------------
Section 3.1(b), the Company covenants that if any Warrant Securities are required to be reserved for purposes of exercise of Warrants require, under any applicable Federal or State law, rule or regulation or any rule or regulation of any national securities exchange or inter-dealer quotation system, registration with or approval of any such governmental authority or listing on any such national securities exchange before such shares may be issued upon exercise, the Company shall in good faith and as promptly as practicable endeavor to cause such shares to be duly registered, approved or listed, as the case may be; provided, however, that in no event shall such Warrant Securities be issued, and
- --------  -------
the Company is hereby authorized to suspend the exercise of all Warrants, for the period during which such registration, approval or listing is required but not in effect.

                                  ARTICLE III

                     ADJUSTMENT OF WARRANT PRICE AND SHARES
                          OF COMMON STOCK PURCHASABLE

          Section 3.1.  Adjustment of Warrant Price.  The Warrant Price
                        ---------------------------
specified in Section 2.1, and the number and type of securities issuable upon exercise of a Warrant, shall be subject to adjustment from time to time as follows:

          (a) If the Company shall (i) pay a dividend or make a distribution on the Warrant Securities in shares of Warrant Securities, (ii) subdivide the outstanding Warrant Securities into a greater number of shares, (iii) combine the outstanding Warrant Securities into a smaller number of shares, (iv) pay a dividend or make a distribution on the Warrant Securities in capital stock of the Company other than Warrant Securities or (v) issue by reclassification of its shares of Warrant Securities any shares of its capital stock, then the Warrant Price and the kind of shares of capital stock purchasable upon exercise of a Warrant shall be adjusted so that the holder of any Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Warrant Securities (or other capital stock of the Company) which it would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised (i), in the case of a dividend or distribution, immediately prior to the record date for the determination of holders of Warrant Securities entitled to receive such dividend or distribution or (ii) in the case of a subdivision, combination or reclassification, on the effective date of such subdivision, combination or reclassification. An adjustment made pursuant to this Section 3.1(a) shall become effective immediately after such record date in the case of a dividend or distribution, except as provided in Section 3.1(h), and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          Any shares of Warrant Securities issuable in payment of a dividend or distribution shall be deemed to have been issued immediately prior to the record date for the determination of holders of Warrant Securities entitled to receive such dividend or distribution for purposes of calculating the number of outstanding shares of Warrant Securities for purposes of Section 3.1(b).

          If after an adjustment made pursuant to this Section 3.1(a) the holder of a Warrant would, upon exercise thereof, be entitled to receive shares of two or more classes of capital stock of the Company, then the Warrant Price, and the type of securities issuable upon exercise of such Warrant, shall be subject to adjustment in respect of each such class of capital stock in a manner and on terms as nearly as equivalent as practicable to the provisions set forth in this
Article III (which manner and terms
shall be determinated by the Board of Directors of the Company, which determination shall be conclusive).

          (b) If the Company shall distribute rights, warrants or options to all holders of outstanding shares of Warrant Securities entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Warrant Securities (or options, warrants, securities or rights which are convertible into or exercisable or exchangeable for Warrant Securities at the option of the holder thereof, or which otherwise entitle the holder to subscribe for, purchase or otherwise acquire Warrant Securities ("Convertible Securities")) at a price per share (or having a conversion or exercise price per share, after adding thereto an allocable portion of the exercise price of the right, warrant or option to purchase such Convertible Securities, computed on the basis of the maximum number of shares of Warrant Securities issuable upon conversion of such Convertible Securities) less than the current market price (as defined in Section 3.1(e)) at the record date for the determination of stockholders entitled to receive such rights, warrants or options, the Warrant Price in effect after such record date shall be adjusted to the number determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Warrant Securities outstanding on such record date plus the number of shares of Warrant Securities which the aggregate offering price of the total number of shares of Warrant Securities so offered (or the aggregate conversion price or exercise price of the Convertible Securities to be so offered, after adding thereto the aggregate exercise price of the rights, warrants or options to purchase such Convertible Securities) would purchase at such current market price, and the denominator of which shall be the number of shares of Warrant Securities outstanding on such record date plus the number of additional shares of Warrant Securities so offered for subscription or purchase (or into which the Convertible Securities so offered are convertible). Warrant Securities held by or held for the account of the Company or any majority-owned subsidiary of the Company shall not be deemed outstanding for the purpose of any such adjustment.

          For purposes of this Section 3.1(b), the number of shares of Warrant Securities outstanding on any record date shall be deemed to include the maximum number of shares of Warrant Securities the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price (before giving effect to any adjustment to such price for the distribution to which this paragraph 3.1(b) is being applied) equal to or less than the current market price per share of the Warrant Securities, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date.

          The foregoing adjustment shall be made successively whenever any such rights, warrants or options are issued and shall become effective, except as provided in Section 3.1(h), at the opening of business on the business day next following the record date for determination of stockholders entitled to receive such rights, warrants or options. If all of the shares of Warrant Securities (or all of the Convertible Securities) subject to such rights, warrants or options have not been issued when such rights, warrants or options expire (or, in the case of rights, warrants or options to purchase Convertible Securities which have been exercised, all of the shares of Warrant Securities issuable upon conversion or exercise of such Convertible Securities have not been issued prior to the expiration of the conversion or exercise right thereof), then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Warrant Securities (or Convertible Securities) issued upon the exercise of such rights, warrants or options (or the conversion or exercise of such Convertible Securities).

          (c) If the Company shall distribute to all holders of outstanding shares of Warrant Securities any assets or debt securities or any warrants, rights or options to purchase securities (excluding (x) dividends or distributions referred to in Section 3.1(a), (y) rights, warrants and options referred to in Section 3.1(b) and (z) cash dividends or other cash distributions, unless such cash dividends or cash distributions are Extraordinary Cash Dividends (as defined below)), the Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately prior to the record date for the determination of holders of Warrant Securities entitled to receive such distribution by a fraction, the numerator of which shall be the current market price (as defined in Section 3.1(e)) per share of the Warrant Securities on such record date less either (i) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) on such record date of the assets, debt securities, rights, warrants or options so distributed to the holders of Warrant Securities allocable to one share of Warrant Securities or (y), if applicable, the amount of the Extraordinary Cash Dividends distributed per share of Warrant Securities, and the denominator of which shall be the current market price per share of the Warrant Securities on such record date.

          As used in this Section 3.1(c), the term "Extraordinary Cash Dividends" means, with respect to any consecutive 12-month period, all cash dividends and cash distributions on the outstanding shares of the Warrant Securities during such period

(other than cash dividends or distributions for which a prior adjustment to the Warrant Price was previously made) to the extent such dividends and distributions exceed, on a per share of Warrant Securities basis, [10]% of the current market price of the Warrant Securities over such period.

          The foregoing adjustment shall be made successively whenever any such distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such distribution.

          (d) For the purposes of any computation under Section 3.1(b) or the first paragraph of Section 3.1(c), the current market price per share of the Warrant Securities at the date specified therein shall be deemed to be the average of the reported last sales prices for the [30] consecutive Trading Days (as defined below) commencing [40] Trading Days before the date in question.
For the purpose of any the definition "Extraordinary Cash Dividends" in Section 3.1(c), the current market price per share of the Warrant Securities as of the date of determination shall be deemed to be the average of the reported last sales price for each Trading Days during the 12 month period specified therein. The reported last sales price for each day (whether for purposes of Section 3.1(b) or 3.1(c)) shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Warrant Securities are not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Nasdaq Market or, if such security is not quoted on such National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for the security on each such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Company or a committee thereof or, if no such quotations are available, the fair market value of such security as determined by the Board of Directors of the Company or a committee thereof (whose determination shall be conclusive). As used herein, the term "Trading Day" means a day on which the New York Stock Exchange, each national stock exchange on which the Warranty Securities are listed and the Nasdaq National Market are open for business.

          (e) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Warrant Price; provided, however, that any
       --------  -------
adjustments which by reason of this Section 3.1(e) are not required to be made shall be carried forward and taken into account in any later adjustment. All calculations under this Article III shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Notwithstanding anything in this
Article III to the contrary, the Company shall be entitled to make such reductions in the Warrant Price, in addition to those required by this Section 3.1, as it shall in its discretion determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          (f) Whenever the Warrant Price is adjusted as provided herein, the Company shall file with the Warrant Agent a certificate, signed by the Chairman of the Board, the President, any Vice Chairman, any Executive Vice President or any Senior Vice President and by its Secretary or any Assistant Secretary, setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustments; provided, however,
                                                            --------  -------
that the failure of the Company to file such officer's certificate shall not invalidate any corporate action by the Company.

          (g) If this Article III provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (y) issuing to the holder of any Warrant converted after such record date and before the occurrence of such event the additional shares of Warrant Securities or other capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Securities issuable upon such exercise before giving effect to such adjustment and (z) paying to such holder any amount of cash in lieu of any fractional share.

          (h) Whenever the Warrant Price is adjusted as provided in this Article III, as promptly as practicable thereafter the Company shall cause to be mailed to each holder of Warrants at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Warrant Price setting forth such adjusted Warrant Price and the effective date of such adjusted Warrant Price; provided, however, that the failure of the Company to give such notice
       --------  -------
shall not invalidate any corporate action by the Company.

          Section 3.2.  Adjustment of Shares of Warrant Securities Purchasable
                        ------------------------------------------------------
Upon Exercise of Warrants.  The number of Warrant Securities that may be
- -------------------------
purchased upon exercise of a Warrant shall be determined by multiplying the number of shares of Warrant

Securities which would otherwise, but for the provisions of this Section 3.2, be issuable upon such exercise by a fraction, the numerator of which is ____________ and the denominator of which is $________, minus deductions made from (and/or plus additions to) the Warrant Price pursuant to Section 3.1(a), 3.1(b) or 3.1(c). The Warrant Price per share of Warrant Securities shall be adjusted and readjusted from time to time as provided in this Article III and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Article III.

          Section 3.3.  Statements on Warrants.  The form of Warrant Certificate
                        ----------------------
need not be changed because of any adjustment made pursuant to this Article III, and Warrant Certificates issued after such adjustment may state the same Warrant Price and the same number of shares of Warrant Securities as are stated in the Warrant Certificates initially issued pursuant to this Agreement; provided,
                                                                  --------
however, that the Company may at any time, in its sole discretion, make any
- -------
change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE IV

                      OTHER PROVISIONS RELATING TO RIGHTS
                       OF HOLDERS OF WARRANT CERTIFICATES

          SECTION 4.1.  No Rights as Warrant Security holder Conferred by
                        -------------------------------------------------
Warrants or Warrant Certificates.  No Warrant Certificate or Warrant evidenced
- --------------------------------
thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to vote at or to receive notice of any meeting of stockholders of the Company or any consent action or other proceeding of the Company. No such holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, either at, before or after exercising such Warrant, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions (except as specifically provided herein), paid, allotted or distributed to the stockholders of the Company prior to the date of the exercise of such Warrant. No such holder shall have any right not expressly conferred by the Warrant or Warrant Certificate that such holder holds.

          SECTION 4.2.  Lost, Stolen, Mutilated or Destroyed Warrant
                        --------------------------------------------
Certificates.  Upon receipt by the Warrant Agent of evidence reasonably
- ------------
satisfactory to it and the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to the Warrant Agent and the Company, and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this
Section 4.2, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section 4.2 in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 4.2 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

          SECTION 4.3.  Holder of Warrant Certificate May Enforce Rights.
                        ------------------------------------------------
Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and this Agreement.

          SECTION 4.4.  Reclassification, Consolidation, Merger, Sale,
                        ----------------------------------------------
Conveyance or Lease.  If any of the following shall occur while any Warrants are
- -------------------
outstanding: (a) any reclassification or change of the outstanding shares of Warrant Securities (other than a change in par value or from par value to no par value or from no par value to par value); (b) any consolidation or merger to which the Company is party (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of or change in the outstanding shares of Warrant Securities issuable upon exercise of the Warrants); or (c) any sale, conveyance, transfer or lease to another corporation of the properties and assets of the Company as an entirety or substantially as an entirety, then the Company or such successor or purchasing corporation, as the case may be, shall thereupon make appropriate provision by amendment of this Agreement or otherwise so that the holders of the Warrants then outstanding shall have the right at any time thereafter, upon exercise of the Warrants, to purchase the kind and amount of shares of stock, other securities and property receivable upon such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease as would be received by a holder of the number of shares of Warrant Securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease (assuming that such holder of Warrant Securities failed to exercise rights of election, if any, as to the kind or amount of shares or stock, other securities or property receivable upon consummation of any such transaction (provided that if the kind or amount of shares of stock, other securities or property receivable upon consummation of such transaction is not the same for each non-electing share, then the kind and amount of shares of stock, other securities or property receivable upon consummation of such transaction for each non-electing share shall be deemed to the kind and amount so receivable per share by a plurality of the non-electing shares). Any successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrants issuable hereunder which theretofore shall not have been issued by the Company, and may execute and deliver Warrant Securities in its own name in fulfillment of its obligations to deliver Warrant Securities upon exercise of the Warrants. The Company shall thereupon be relieved of any further obligation hereunder or under the Warrants, and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, would up or liquidated. All the Warrants so issued shall in all respects have the same legal rank and benefit under this Agreement as the Warrants theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Warrants had been issued at the date of the execution hereof. In case of any such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate.

          The Warrant Agent may receive a written opinion of legal counsel as conclusive evidence that any such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease complies with the provisions of this
Section 4.4.


                                   ARTICLE V

                             EXCHANGE AND TRANSFER
                            OF WARRANT CERTIFICATES

          SECTION 5.1.  Exchange and Transfer of Warrant Certificates.  [IF
                        ---------------------------------------------    --
WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES AND ARE IMMEDIATELY
- ----------------------------------------------------------------------
DETACHABLE OR ARE ISSUED ALONE:  Upon] [IF WARRANTS ARE SOLD IN UNITS WITH
- ------------------------------          ----------------------------------
OFFERED SECURITIES AND ARE NOT IMMEDIATELY
- ------------------------------------------

DETACHABLE:  Prior to the Detachable Date, a Warrant Certificate may be
- ----------
exchanged or transferred only together with the Offered Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Security. Prior to the Detachable Date, each transfer of the Offered Security on the register of the Offered Securities shall operate also to transfer the related Warrant Certificates. After the Detachable Date, upon] surrender at the corporate trust office of the Warrant Agent [or at __________________, _________________, ______________________], Warrant Certificates evidencing
Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants or the transfer thereof may be registered in whole or in part, provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. The Warrant Agent shall keep, at its corporate trust office [and at _____________, _______________, _________________], books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates, upon surrender of the Warrant Certificates to the Warrant Agent at its corporate trust office [or at ____________________, ________________, ________________] for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange or registration of transfer which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificate surrendered for such exchange or registration of transfer.

          SECTION 5.2.  Treatment of Holders of Warrant Certificates.  [IF
                        --------------------------------------------    --
WARRANTS ARE OFFERED IN UNITS WITH OFFERED SECURITIES AND ARE NOT IMMEDIATELY
- -----------------------------------------------------------------------------
DETACHABLE:  Prior to the Detachable Date, the Company, the Warrant Agent and
- ----------
all other persons may treat the registered holder of the Offered Security as the owner of the Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced by such Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date, and prior to due presentment of a Warrant Certificate for registration of transfer,] [T]he Company, the Warrant Agent and all other persons may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

          SECTION 5.3.  Cancellation of Warrant Certificates.  Any Warrant
                        ------------------------------------
Certificate surrendered for exchange, registration of transfer or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall promptly notify the Company of any Warrant Certificate which has been cancelled and shall deliver to the Company from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Company.


                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

          SECTION 6.1.  Warrant Agent.  The Company hereby appoints [Warrant
                        -------------
Agent] as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth, and [Warrant Agent] hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and this Agreement and such further powers and authority to act on behalf of the Company as the Company may hereinafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

          SECTION 6.2.  Conditions of Warrant Agent's Obligations.  The Warrant
                        -----------------------------------------
Agent accepts its obligations herein set forth upon the terms and conditions hereof, including, without limitation, the terms and conditions set forth in this Section 6.2, to all of which the Company agrees and to all of which the rights of the holders from time to time of the Warrant Certificates hereunder shall be subject:

          (a)  Compensation and Indemnification.  The Company agrees promptly to
               --------------------------------
pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) incurred by the Warrant Agent without gross negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct, or breach of this Agreement on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of such liability.

          (b)  Agent for the Company.  In acting under this Warrant Agreement
               ---------------------
and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

          (c)  Counsel.  The Warrant Agent may consult with counsel satisfactory
               -------
to it, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

          (d)  Documents.  The Warrant Agent shall be protected and shall incur
               ---------
no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit or other document furnished to it by the Company reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (e)  Certain Transactions.  The Warrant Agent, and its officers,
               --------------------
directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder.

          (f)  No Liability for Interest.  Unless otherwise agreed with the
               -------------------------
Company, the Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

          (g)  No Liability for Invalidity.  The Warrant Agent shall have no
               ---------------------------
liability with respect to any invalidity of this Agreement or any of the Warrant Certificates (except as to the Warrant Agent's countersignature thereon).

          (h)  No Responsibility for Representations.  The Warrant Agent shall
               -------------------------------------
not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

          (i)  No Implied Obligations.  The Warrant Agent shall be obligated to
               ----------------------
perform only such duties as are specifically set forth herein and in the Warrant Certificates and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder likely to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limitation, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or except as provided in Section 7.2, to make any demand upon the Company. This Section 6.2(i) shall not be construed to relieve the Warrant Agent from liability for its own negligent action, failure to act or willful misconduct.

          SECTION 6.3. Resignation and Appointment of Successor.
                       ----------------------------------------

          (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

          (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that
                                                         --------  -------
such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the Company by the filing with the Warrant Agent of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall be come effective. Any such resignation or removal shall take effect upon the appointment by the Company, as provided below, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 6.2(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

          (c) If at any time the Warrant Agent shall resign, shall be removed, shall become incapable of acting, shall be adjudged a bankrupt or insolvent, shall commence a voluntary case under the Federal bankruptcy laws as now or hereafter constituted or under any other applicable Federal or State bankruptcy, insolvency or similar law, shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, shall make an assignment for the benefit of creditors, shall admit in writing its inability to pay its debts generally as they become due or shall take corporate action in furtherance of any such actions, a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or similar law, a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment of such a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

          (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor as Warrant Agent hereunder.

          (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets or business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VII

                                 MISCELLANEOUS

          SECTION 7.1.  Amendment.  This Warrant Agreement may be amended by the
                        ---------
parties hereto for any reason with the consent of the holders of not less than a majority of the then outstanding unexercised Warrants. Notwithstanding the foregoing, this Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that such action shall not have a
                        --------  -------
material adverse effect on the interests of the holders of the Warrant Certificates.

          SECTION 7.2.  Notices and demands to the Company and Warrant Agent.
                        ----------------------------------------------------
If the Warrant Agent shall receive any notice or demand addressed to the Company or the Warrant Agent by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward a copy of such notice or demand to the Company.

          SECTION 7.3.  Addresses.  Any communication from the Company to the
                        ---------
Warrant Agent with respect to this Agreement shall be addressed to [Warrant Agent], _________________, Attention: ________________ and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Tele-Communications, Inc., 5619 DTC Parkway, Englewood, Colorado, 80111, Attention: ________________ (or such other address as shall be specified in writing to the other party by the Warrant Agent or the Company).

          SECTION 7.4.  Notices to Holders of Warrant Certificates.  Any notice
                        ------------------------------------------
to holders of Warrant Certificates which by any provisions of this warrant Agreement is required or permitted to be given shall be given by first class mail, postage prepaid, to such holder's address as it appears on the books of the Warrant Agent.

          SECTION 7.5.  Applicable Law.  The validity, interpretation and
                        --------------
performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the laws of the State of ________.

          SECTION 7.6.  Delivery of Prospectus.  The Company shall furnish to
                        ----------------------
the Warrant Agent sufficient copies of a prospectus relating to the Warrant Securities deliverable upon exercise of the Warrants (the "Prospectus"), and, upon the exercise of any Warrant, the Warrant Agent shall deliver to the holder of the Warrant Certificate evidencing such Warrant, prior to or currently with the delivery of the Warrant Securities issued upon such exercise, a Prospectus. The Warrant Agent shall not, by reason of any such delivery, assume any responsibility for the accuracy or adequacy of such Prospectus other than with respect to information provided by the Warrant Agent to the Company expressly for use therein.

          SECTION 7.7.  Obtaining of Governmental Approvals.  The Company shall
                        -----------------------------------
from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of, and filings with, governmental agencies and authorities under U.S. Federal and State laws (including, without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933, as amended), which may be required in connection with the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

          SECTION 7.8.  Persons Having Rights under Warrant Agreement.  Nothing
                        ---------------------------------------------
in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended or shall be construed to confer upon or give to any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

          SECTION 7.9.  Successors and Assigns; Benefits of Agreement.  All
                        ---------------------------------------------
covenants and agreements of the parties hereto under this Warrant Agreement shall bind their respective successors and assigns, whether or not so expressed herein. Nothing contained in this Agreement or in the Warrant Certificates, express or implied, shall give to any person, other than the parties hereto and their successors and assigns and the holders from time to time of the

Warrants, any benefits or any legal or equitable right, remedy or claim under this Agreement.

          SECTION 7.10.  Severability.  If any provision of this Warrant
                         ------------
Agreement or of the Warrants shall be determined to be invalid, illegal or unenforceable, such determination shall not in any way affect or impair the validity, legality or enforceability of the remaining provisions hereof or thereof.

          SECTION 7.11.  Headings.  The descriptive headings of the several
                         --------
Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

          SECTION 7.12.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, each of which as so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

          SECTION 7.13.  Inspection of Agreement.  A copy of this Agreement
                         -----------------------
shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent [or at ________, ________, ______] for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

          IN WITNESS WHEREOF, Tele-Communications, Inc. and [Warrant Agent] have caused this Agreement to be signed and attested by their respective duly authorized officers and their respective corporate seals to be affixed hereunto as of the day and year first written above.

                                         TELE-COMMUNICATIONS, INC.

                                         By:_________________________
                                            Name:
                                            Title:
Attest:

- -------------------------
Name:
Title:
                                         [WARRANT AGENT]


                                         By:_________________________
                                            Name:
                                            Title:
Attest:

- -------------------------

Name:
Title:

                                                                       EXHIBIT A

                          FORM OF WARRANT CERTIFICATE
                         [Face of Warrant Certificate]


[Form of Legend if Offered Securities   Prior to ____________, ____, this
 with Warrants which are not            Warrant Certificate cannot be
 immediately detachable:                transferred or exchanged unless
                                        attached to a [title of Offered
                                        Securities].]

[Form of Legend if Warrants are not     Prior to ____________, ____, Warrants
 immediately exercisable:               evidenced by this Warrant Certificate
                                                cannot be exercised.]


                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN

                           TELE-COMMUNICATIONS, INC.
                              WARRANTS TO PURCHASE
                         [TITLE OF WARRANT SECURITIES]

                   VOID AFTER 5:00 P.M., NEW YORK CITY TIME,
                         ON ________________, ________
No.________                                                ________ Warrants

     This certifies that ___________________ or registered assigns is the registered] owner of the above-indicated number of Warrants, each Warrant entitling such owner [IF WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES AND
                      ---------------------------------------------------------
ARE NOT IMMEDIATELY DETACHABLE:      , subject to the registered owner
- ------------------------------
qualifying as a "holder" of this Warrant Certificate as defined below] to purchase, at any time [after 5:00 P.M., New york City time, on ________________, _____, and] on or before 5:00 P.M., New York City time, on ________________,
_____, _____________ shares of [title of common stock issuable upon exercise of Warrants] (the "Warrant Securities"), of Tele-Communications, Inc. (the "Company") on the following basis: during the period from ________________, ____ through and including ______________, ____, the exercise price of each Warrant shall be $_______________; during the period from ___________, ____ through and including ___________, ____ the exercise price of each shall be $___________, subject to adjustment as set forth in the Warrant Agreement (as defined below) per share (the "Warrant Price"). [The Warrant Price shall be subject to reduction as set forth in the Warrant Agreement.] No adjustment shall be made for any dividends on any Warrant Securities issuable upon exercise of any Warrant.

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

     The holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full in lawful money of the United States of America, in cash or by certified check or official bank check or by bank wire transfer, in each case in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as defined below) and by surrendering this Warrant Certificate within five business days of such payment, with the purchase form on the back hereof duly executed, at the corporate trust office of [Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), or ___________, currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

     The term "holder" as used herein shall mean [IF WARRANTS ARE SOLD IN UNITS
                                                  -----------------------------
WITH OFFERED SECURITIES AND ARE NOT IMMEDIATELY DETACHABLE:  , prior to
- ----------------------------------------------------------
______________, ____ (the "Detachable Date"), the registered owner of the Company's [title of Offered Securities] to which this Warrant Certificate is initially attached, and after such Detachable Date,] the person in whose name at the time this Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 5.1 of the Warrant Agreement (as defined below)].

     Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities in registered form. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of ________________, 199_ (the "Warrant Agreement"), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent [and at ____________, __________, ___________].

     [IF WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES AND ARE NOT
      -----------------------------------------------------------------
IMMEDIATELY DETACHABLE:  Prior to ____________, _____, this Warrant Certificate
- ----------------------
may only be exchanged or transferred together with the [title of Offered Securities] ("Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Securities. After such date, this] [IF
                                                                             --
WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES WITH WARRANTS AND ARE
- ------------------------------------------------------------------------
IMMEDIATELY DETACHABLE OR ISSUED ALONE: Transfer of this] Warrant Certificate
- --------------------------------------
may be registered when this Warrant Certificate is surrendered at the corporate trust office of the Warrant Agent

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

[or at __________, __________, __________] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement].

[IF WARRANTS ARE SOLD IN UNITS WITH OFFERED SECURITIES AND ARE NOT IMMEDIATELY
 -----------------------------------------------------------------------------
DETACHABLE:  Except as provided in the immediately preceding paragraph, after]
- ----------
[IF WARRANTS ARE SOLD IN UNITS OFFERED SECURITIES AND ARE IMMEDIATELY DETACHABLE
- --------------------------------------------------------------------------------
OR ISSUED ALONE:  After] countersignature by the Warrant Agent and prior to the
- ---------------
expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent [or at ________, ________________] for Warrant Certificates representing the same aggregate number of Warrants.

     This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including, without limitation, the right to vote at, or to receive notice of, any meeting of stockholders of the Company; any consent action or other proceeding of the Company; no such holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, either at, before or after exercising such Warrant, shall have any right to receive any cash dividends, stock dividends, allotments or rights, or other distributions (except as specifically provided herein), paid, allotted or distributed or distributable to the stockholders of the Company prior to the date of the exercise of such Warrant; and no such holder shall have any right not expressly conferred by the Warrant or Warrant Certificate that such holder holds.

     This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

Dated as of________________        TELE-COMMUNICATIONS, INC.


                                   By:_________________________
                                      Name:
                                      Title:

Attest:

- ------------------------------

Countersigned:

[WARRANT AGENT]
  As Warrant Agent

By:___________________________
     Authorized Signature

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

                        [REVERSE OF WARRANT CERTIFICATE]
                      Instructions for Exercise of Warrant


     To exercise the Warrants evidenced hereby, the holder must pay in lawful money of the United States of America, in cash or by certified check or official bank check or by bank wire transfer, in each case in immediately available funds, the Warrant Price in full for Warrants exercised to [Warrant Agent], [Corporate Trust Department] [insert address of Warrant Agent], Attention:
________________, which payment must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail is recommended) to the Warrant Agent at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the payment.

                    TO BE EXECUTED UPON EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise _____________ Warrants, evidenced by this Warrant Certificate, to purchase ________ shares of [title of common stock issuable upon exercise of Warrants] (the "Warrant Securities") of Tele-Communications, Inc. and represents that he has tendered payment for such Warrant Securities in lawful money of the United States of America, in cash or by certified check or official bank check or by bank wire transfer, in each case in immediately available funds to the order of Tele-Communications, Inc. c/o [insert name and address of Warrant Agent], in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that said number of shares of Warrant Securities be in the authorized denominations, registered in such names and delivered all as specified in accordance with the instructions set forth below.

     If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

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

Dated:________________________             Name:____________________________

______________________________             Address:_________________________
(Insert Social Security or
other Identifying Number of                        _________________________
Holder)

Signature Guaranteed:                      Signature:  _____________________
                                                     (Signature must conform in
______________________________                       all respects to name of
                                                     holder as specified on the
                                                     face of this Warrant
                                                     Certificate and must bear a
                                                     signature guarantee by a
                                                     bank, trust company or
                                                     member broker of the New
                                                     York, Midwest or Pacific
                                                     Stock Exchange)


     The Warrants evidenced hereby may be exercised at the following addresses:

By hand at:    ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

By mail at:    ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________


     [Instructions as to form and delivery of Warrant Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants -- complete as appropriate.]

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

                                   ASSIGNMENT

                  [Form of Assignment To Be Executed If Holder
                 Desires To Transfer Warrant Evidenced Hereby]


     FOR VALUE RECEIVED ______________________________________
hereby sells, assigns and transfers unto


______________________________      ______________________________________
(Please print name)                 (Please insert social security or other
                                    identifying number)
______________________________
(Address)

______________________________
(City, including zip code)

the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _____________________ its Attorney to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:________________

                                    ______________________________
                                              Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Midwest or Pacific Stock Exchange)

Signature Guaranteed:

________________________

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